UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2011

EURO SOLAR PARKS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-1478176	26-3866816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

354 Route 17 South, Ste. 23 Upper Saddle River, N.J.	07458
(Address of Principal Executive Offices)	(Zip Code)

+1 (917) 868-6825
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

The following is a summary of the principal terms of four (4) Share Purchase Agreements dated August 24, 2011. Reference is made to the entire agreements attached as exhibits to this filing.

1.
On August 24, 2011 the Company entered into a stock purchase agreement with Steven Huynh whereby the Company agreed to purchase from Mr. Huynh 100% of the shares of EURO SOLAR PARKS LLC, Belgrade, Serbia, a Serbian Company consisting of all of the capital stock of EURO SOLAR PARKS LLC, Belgrade, Serbia. The total purchase price was US$718 and was paid in 71,800 common shares of the Company valued at US$0.01 per share.

2.
On August 24, 2011 the Company entered into a stock purchase agreement with Seacove Energy Group AG, Switzerland, a Swiss company, whereby the Company agreed to purchase from Seacove Energy Group AG, Switzerland 100% of the shares of HANERGY SOLAR ONE LLC, Vranje, Serbia, a Serbian company, consisting of all of the capital stock of HANERGY SOLAR ONE LLC, Vranje. The total purchase price was US$194,048 US and was paid in 19,408,387 common shares of the Company valued at US$0.01 per share.

3.
On August 24, 2011 the Company entered into a stock purchase agreement with Seacove Energy Group AG, Switzerland, a Swiss company, whereby the Company agreed to purchase from Seacove Energy Group AG, Switzerland 100% of the shares of HANERGY SOLAR TWO LLC, Vranje, Serbia, Serbian company, consisting of all of the capital stock of HANERGY SOLAR TWO LLC, Vranje. The total purchase price was US$18,296 US and was paid in 1,829,625 common shares of the Company valued at US$0.01 per share.

4.
On August 24, 2011 the Company entered into a stock purchase agreement with Steven Huynh whereby the Company agreed to purchase from Mr. Huynh 100% of the shares of HANERGY SOLAR THREE LLC, Kovin, Serbia, a Serbian company consisting of all of the capital stock of HANERGY SOLAR THREE LLC, Kovin, Serbia. The total purchase price was US$718 and was paid in 71,800 common shares of the Company valued at US$0.01 per share.

These transactions are exempt from registration under section 4(2) and Regulation S of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1 - Share Purchase Agreement - EURO SOLAR PARKS LLC, Belgrade, Serbia

Exhibit 10.2 - Share Purchase Agreement - HANERGY SOLAR ONE, LLC, Vranje, Serbia

Exhibit 10.3 - Share Purchase Agreement - HANERGY SOLAR TWO, LLC, Vranje, Serbia

Exhibit 10.4 - Share Purchase Agreement - HANERGY SOLAR THREE LLC, Kovin, Serbia

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

EURO SOLAR PARKS, INC.

Dated: August 29, 2011	By:	/s/ Dimitrios Argyros
Dimitrios Argyros
Chief Executive Officer/Chief Financial Officer